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Exhibit 23.2

INDEPENDENT AUDITOR'S CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-66950, 333-86653 and 333-50476 on Form S-8 of Western Sierra Bancorp of our report dated January 28, 2000 appearing in this Annual Report on Form 10-K of Western Sierra Bancorp for the year ended December 31, 2001.

                      /s/ Moss Adams LLP

Stockton, California
March 29, 2002

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  Exhibit 23.2
INDEPENDENT AUDITOR'S CONSENT